Exhibit 10.7

                            ADMINISTRATION AGREEMENT

THIS AGREEMENT, made as of the 26th day of February, 1990, is by and between IGF INSURANCE COMPANY ("IGF") and SYMONS INTERNATIONAL GROUP, INC.
("SIG").

                                   WITNESSETH:
WHEREAS, IGF desires to engage SIG to administer the non-standard private passenger automobile insurance and motorcycle insurance which IGF will commence writing in the states of Missouri and Arkansas upon execution of this Agreement (such automobile and motorcycle insurance in the states of Missouri and Arkansas being hereinafter referred to as IGF's "insurance business") and which such insurance business is the subject of a 99% Quota Share Reinsurance Agreement between IGF and Pafco General Insurance Company "Pafco"); and

WHEREAS, SIG desires to administer such insurance business for and on behalf of IGF;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and the mutual benefits to be derived from the performance thereof, the parties agree as follows:

1. Appointment. IGF hereby appoints and designates SIG as its manager to administer the insurance business of IGF on the terms and conditions herein provided, and SIG hereby accepts such appointment as manager to administer all affairs pertaining to such insurance business and operations. During the term of the Agreement, IGF shall not market non-standard private passenger automobile insurance or motorcycle insurance through any agents or brokers except those appointed by SIG; provided, however, IGF reserves the right to make any other products which it has the authority to write available to its agency force.

2. Duties of Manager. SIG, for and on behalf of IGF, shall have the full authority and responsibility:

     to effect, modify and terminate contracts of insurance pertaining to IGF's insurance business contemplated by this agreement and containing such terms, premium rates and conditions as SIG may deem suitable and appropriate;

     to collect and receive on behalf of IGF all payments for premiums for insurance contracts written pursuant to this Agreement;

     to accept and authorize others to accept service of process and appear on behalf of IGF in any lawsuits, actions or proceedings, and to bring, prosecute, defend or otherwise settle lawsuits, actions or proceedings;

     to   effect, modify and terminate agency and brokerage contracts;

     and to do all things necessary or appropriate to administer in all respects the insurance business of IGF contemplated by this agreement and to fulfill the obligations of IGF to the public, policyholders, claimants and the applicable Departments of Insurance.

3. Performance of Duties. SIG shall perform its duties hereunder in a prudent manner and in the best interests of IGF, and in accordance with all applicable insurance laws and regulations.

4. Reservation of Rights and Audits. IGF reserves the right to review and consult with SIG on underwriting and underwriting guidelines, rates, claims and claim payments, reserves and all other matters pertaining to IGF's insurance business under this Agreement. IGF and its designated representatives shall have free access to all its books and records maintained by SIG, and also to SIG's own books and records as they pertain to the insurance contracts written hereunder. IGF will endeavor to give SIG reasonable advance notice of its intention to audit such books and records, but reserves the right to conduct a spot audit at any time it deems desirable or necessary.

5. Administration Fee. In consideration of SIG performing the administrative services herein provided for the insurance business written by IGF, IGF shall Pay to SIG an administration fee equal to:

     (i) all underwriting expenses incurred in connection with writing such insurance business (including agency and brokerage expenses and commissions, inspection reports, agent's license fees and reinsurance ceded premiums for excess coverages) calculated in accordance with statutory accounting principals; plus

     (ii) an  amount  equal  to  IGF's  unallocated  loss  adjustment   expenses
          calculated in accordance with statutory accounting principles.

SIG and IGF agree that a provisional administration fee shall be paid to SIG on a current basis, in an amount equal to 36.50% of the gross net written premiums of IGF, but the provisional administration fee shall be adjusted downward or upward within thirty (30) days after each calendar quarter to reflect the actual amounts of the fee as provided in the preceding sentence; provided, however, such administration fee shall not exceed 36.50% without IGF's prior written consent. SIG, out of its Administration Fee, shall pay directly the underwriting expenses and unallocated loss adjustment expenses.

In addition to the Administration Fee detailed above, investment income on all funds deposited to the account of IGF shall inure to the benefit of SIG. The investment income accumulated herein may be withdrawn by SIG at any time.

6. Expenses Payable by IGF. IGF authorizes SIG to pay out of the funds due IGF all expenses and costs in connection with IGF's insurance business; excluding, however, the underwriting expenses and unallocated loss adjustment expenses which are to be paid by SIG out of its administration fee as provided in paragraph 5 of the Agreement. Expenses to be paid out of the funds of IGF shall include claims losses, damages, judgments, settlements and allocated claim loss adjustment expenses, collection expenses and license fees.

7. Reports and Remittances. SIG shall submit monthly reports to IGF, both on a gross basis and net of reinsurance by Pafco, reasonably detailing as of the close of the month the gross net written premium, unearned premium, paid losses and loss expenses, cash reserves, IBNR reserves, LAE reserve, and such other information as IGF may require for its financial reports, records and tax returns. Such reports shall be submitted to IGF and its reinsurer, Pafco, within fifteen (15) days of the close of the preceding calendar month, and shall be accompanied with the funds due IGF and Pafco, respectively, net of losses and loss expenses paid and the administration fee to be retained by SIG. In addition, SIG shall provide IGF with the following on a timely basis:

     (i) a copy of the Company's monthly bank statement;

     (ii) a copy of Pafco's monthly financial statements; and

     (iii)a copy of Pafco's' Quarterly Statement as filed with the Indiana Department of Insurance.

8. Books and Records. All books and records (and information therein) relating to IGF's business, including those maintained on its behalf by SIG, shall be and remain the property of IGF. All books and records maintained for and on behalf in of IGF by SIG shall be kept at SIG's principal offices at 4720 Kingsway Drive in Indianapolis, Indiana and shall not be removed therefrom without IGF's prior written consent. Such books and records shall be surrendered to IGF upon termination of this Agreement. All business developed under this Agreement shall be the property of IGF during the term hereof and for so long after termination of this Agreement as SIG shall have outstanding liabilities to IGF. Upon satisfaction of such liabilities, such business, including the policyholders and expiration lists, shall be and become the property of SIG.

9. Indemnification. SIG agrees to indemnify, defend and hold harmless IGF, its officers, directors and employees, from and against every claim, demand, liability, suit, judgment and expense, including attorney's fees and defense costs, arising out of or connected in any way with any actions taken (or not taken) by SIG under this Agreement and which are in the nature of:

     (i) a proposed fine or penalty of any kind by a Department of Insurance or other governmental authority, or

     (ii) a claim for any extra contractual or punitive damages, whether a first party or third party claim, and under any insurance contract written pursuant to this Agreement. The Company's liability for extra-contractual or punitive damages is as set forth in and limited by Article X of the Quota Share Reinsurance Agreement between IGF and Pafco and is hereby intended to include SIG as though SIG and Pafco were one, but such inclusion of SIG shall not in any way enhance, increase or duplicate IGF's liability in excess of a pro-rata share of 1% in total.

10. Term. The term of this Agreement shall commence on the date first above written and shall continue for an indefinite period. Either party may terminate this Agreement at any time, with or without cause, upon sixty (60) days prior written notice to the other party. Notwithstanding anything seemingly to the contrary contained in this paragraph or any other paragraph of the Agreement, IGF may cancel this Agreement "for cause" immediately upon written notification to SIG of IGF's intent without any prior or advance notice whatsoever.
"Cause" shall include:

     (i) the failure of Pafco to maintain clean, irrevocable, unconditional and uninterrupted Letters of Credit and/or Trust Accounts with IGF in accordance with the Quota Share Reinsurance Agreement between IGF and Pafco, or if Pafco otherwise materially breaches such Reinsurance Agreement, and

     (ii) the failure of SIG to administer the insurance contracts written under this Agreement in accordance with the insurance laws and regulations of the applicable states or if SIG otherwise materially breaches this Agreement.

Immediately upon termination of this Agreement, SIG shall cease writing and/or renewing insurance contracts in IGF and shall so notify all its agents and brokers. Upon termination, and without further compensation or remuneration, SIG shall either administer the run off of the insurance contracts written under this Agreement or shall cooperate to the fullest extent with IGF in doing so, at IGF's election.

11. Successors. All terms and provisions of this Agreement will be binding upon, will inure to the benefit of, and will be enforceable by the successors and permitted assigns of IGF and SIG. This Agreement shall not be assignable or transferable by any party without the prior written consent of the other party.

12. Entire Agreement, Amendments. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement may be amended only by a written instrument duly executed by all of the parties hereto or their respective successors or permitted assigns.

13. Notices. All notices, requests, demands and other communications hereunder ("Communications") shall be in writing and all such Communications shall be deemed to have been duly made if delivered personally, or deposited with any recognized over-night courier service, or deposited with the United States Post Office for delivery by registered or certified mail return receipt requested, properly addressed and postage prepaid:

         If to Company:                     IGF Insurance Company
                                            2882 106th Street
                                            Des Moines, Iowa
                                            Attention:William McDonald

         If to SIG:                         Symons International Group, Inc.
                                            4720 Kingsway Drive
                                            Indianapolis, Indiana 46205
                                            Attention:  Douglas H. Symons

14. Governing Law. This Agreement is submitted by SIG to IGF at its home office and principal place of business in the State of Iowa and shall be deemed to have been made there. The Agreement shall be governed and controlled by the laws of the State of Iowa as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

15. Severability. If any term or provision of this Agreement or any application thereof, shall be invalid or unenforceable, the remainder of this Agreement and any application thereof shall not be effected thereby. To the extent that a provision is deemed unenforceable by virtue of its scope, but may be enforceable by limitation thereof, such provision shall be enforceable to the fullest extent permitted under the laws and public policies of the State of Iowa.

16. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

17. Headings. The headings included in this Agreement are for convenience or reference only and shall not constitute a part of this Agreement for any other purpose.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

                                              IGF INSURANCE COMPANY

                                              By:  /s/ William L. McDonald
                                                   President


                                              SYMONS INTERNATIONAL GROUP, INC.


                                              By:  /s/ Douglas Symons President

                                 ADDENDUM NO: 1

                                       TO

                            ADMINISTRATION AGREEMENT
                             dated February 26, 1991

                                     Between

                          IGF INSURANCE COMPANY Of Des
                              Moines, Iowa, U.S.A.
                            (hereinafter called IGF)

                                       and

                        SYMONS INTERNATIONAL GROUP, INC.
                        Of Indianapolis, Indiana, U.S.A.
                            (hereinafter called SIG)


WHEREAS, Pafco General Insurance Company has amended its ceding commission to IGF Insurance Company effective January 1, 1992; and

WHEREAS, IGF Insurance Company wishes to amend its commission to Symons International Group, Inc. in accordance with the above;

NOW, THEREFORE, in consideration of the above, "IGF" and "SIG" mutually agree that Section 5, "Administration Fee" shall be replaced by the following wording:

5. Administration Fee. In consideration of SIG performing the administrative services herein provided for the insurance business written by IGF, IGF shall pay to SIG an administration fee that will include the following:

         (i) all underwriting expenses incurred in connection with writing such insurance business (including agency and brokerage expenses and commissions, inspection reports, agent's license fees and reinsurance ceded premiums for excess coverages) calculated in accordance with statutory accounting principals; plus

         (ii) an amount equal to IGF's unallocated loss adjustment expenses calculated in accordance with statutory accounting principals.

SIG and IGF agree that the administration fee shall be paid to SIG on a current basis, in an amount equal to 30.50% of the gross net written premiums of IGF. SIG, out of its Administration Fee, shall pay directly the underwriting expenses and allocated loss adjustment expenses, which shall include all expenses as detailed above in Section 5.(i) and 5.(ii).

In addition to the Administration Fee detailed above, investment income on all funds deposited to the account of IGF shall inure to the benefit of SIG. The investment income accumulated herein may be withdrawn by SIG at any time.

         All other terms and conditions remain unaltered.

         This Addendum has been drawn up in duplicate and signed by each of the parties.

In Indianapolis, Indiana, this 21st day of January, 1992.


                                          /s/ Douglas Symons
                                          SYMONS INTERNATIONAL GROUP, INC.

and in Des Moines, Iowa, this 23rd day of January, 1992.



                                         /s/ William L. McDonald
                                         IGF INSURANCE COMPANY

                                 ADDENDUM NO: 2

                            ADMINISTRATION AGREEMENT
                             dated February 26, 1991

                                     Between

                          IGF INSURANCE COMPANY Of Des
                              Moines, Iowa, U.S.A.

                                       and

                        SYMONS INTERNATIONAL GROUP, INC.
                        Of Indianapolis, Indiana, U.S.A.


         It is hereby understood and agreed that the following amendments shall be made to Section 5 "Administration Fee".

Effective January 1, 1991:

         Subsection (i); all underwriting expenses incurred in connection with writing such insurance business including agency and brokerage expenses and commissions, inspection reports and agent's license fees) calculated in accordance with statutory accounting principals; plus

Effective January 1, 1992:

         investment income on all funds deposited under this agreement to the account of IGF shall be payable on a pro-rata basis quarterly within thirty (30) days of the end of each calendar quarter as follows:

                  (a)      1% to IGF Insurance Company
                  (b)      99% to Pafco General Insurance Company

         All other terms and conditions remain unaltered.

         This Addendum has been drawn up in duplicate and signed by each of the parties.

In Indianapolis, Indiana, this 9th day of March, 1992.


                                           /s/ Douglas Symons
                                           SYMONS INTERNATIONAL GROUP, INC.


and in Des Moines, Iowa, this 9th day of March, 1992.



                                          /s/ Carol J. Sorvik
                                          IGF INSURANCE COMPANY